Filed Pursuant to Rule 497(e)
File Nos. 333-215588 & 811-23226
STF Tactical Growth & Income ETF (TUGN)
STF Tactical Growth ETF (TUG)

each, a series of Listed Funds Trust
(each, a “Fund” and together, the “Funds”)

Supplement dated March 27, 2026 to the
Summary Prospectuses, Prospectus (together, the “Prospectuses”) and
Statement of Additional Information (“SAI”),
each dated July 31, 2025

STF Management LP (“STF”), the investment adviser to the Funds, has entered into an agreement with CCM Partners LP (d/b/a Shelton Capital Management (“Shelton”)) related to the management of the Funds (the “Transaction”), effective March 30, 2026 (the “Effective Date”). Under the Investment Company Act of 1940 (the “1940 Act”), as amended, the closing of this Transaction will result in the automatic termination of the investment advisory agreement between the Trust and STF (the “Advisory Agreement”). Accordingly, on March 26, 2026, the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), on behalf of the Funds, approved an interim investment advisory agreement between the Trust and Shelton (the “Interim Advisory Agreement”).

The Interim Advisory Agreement will take effect on the Effective Date and will terminate upon the earlier of (i) 150 calendar days after the Effective Date, or (ii) the termination of the Interim Advisory Agreement for any reason by the Board. In addition, any advisory fees earned by Shelton pursuant to the Interim Advisory Agreement, excluding operational expenses paid pursuant to the unitary fee, will be held in an interest-bearing escrow account with the Trust’s custodian or with a bank during the term of the Interim Advisory Agreement. Other than the effective dates and the provisions set forth above regarding the advisory fees, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

Accordingly, on the Effective Date, all references to STF will be deleted from the Prospectuses and SAI, and all references to the “Adviser” shall refer to Shelton. Mr. Jonanthan Molchan, portfolio manager for the Funds with STF, has taken a position with Shelton and will continue to serve as portfolio manager of the Funds. Mr. Thomas Campbell no longer serves as a portfolio manager of the Funds.

In addition, in connection with the Transaction, on March 26, 2026, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Funds into a single newly-created exchange-traded fund (the “Acquiring Fund”) within the Shelton Funds trust (each, a “Reorganization”). Each Reorganization is subject to approval by the applicable Fund’s shareholders. Shareholders of the Funds will receive a Proxy Statement/Prospectus seeking their approval of the Plan of Reorganization relating to their Fund. More information on the specific details of and reasons for the proposed Reorganizations will be contained in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus will also describe the similarities and differences between each Fund and the Acquiring Fund. The Proxy Statement/Prospectus is anticipated to be mailed to shareholders of record in April 2026. At a special meeting of shareholders to be held on or about June 16, 2026, the shareholders of each Fund will be asked to approve the corresponding Reorganization.

Please retain this Supplement with your Summary Prospectus,
Prospectus and SAI for future reference.